UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2025

Hawkeye Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56332	83-0799093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6605 Abercorn, Suite 204 Savannah, GA	31405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (912) 253-0375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01 Entry Into a Material Definitive Agreement.

On March 21, 2025, Hawkeye Systems, Inc. (the “Company”), Christian Schjolberg, and Peter Herzog, filed articles of organization with the Secretary of State of the State of Nevada to form a member managed limited liability company called Rift Cyber LLC (“Rift”). The membership interest of Rift is divided as follows, the Company holds 25% of Rift’s membership interest; Christian Schjolberg, and Peter Herzog hold the remaining 75% of Rift’s membership interest. In connection with the formation of Rift, Jö & Fyse UG, and Peter Herzog executed an intellectual property assignment agreement (the “IP Assignment”), whereby they assigned to Rift, all of the intellectual property rights in and to the core technology, RF environment mapping methodology, authentication framework, data collection and aggregation mechanism, applications and use cases, and prototype implementations and source code of Rift Tech. As consideration for the IP Assignment, each of Christian Schjolberg, and Peter Herzog, received 250,000 shares of common stock of the Company.

Rift will be focused on developing technologies that operate at the intersection of physical and digital security. This move marks a strategic realignment of Hawkeye’s resources into the cyber security space.

A copy of Rift’s articles of organization and of the IP Assignment are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure.

The Company published the press release attached as Exhibit 99.2 at approximately 8:30 AM Pacific Time on April 1, 2025.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, in the press release attached as Exhibit 99.1 to this Current Report, shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the information under the heading “Safe Harbor Act” in the exhibits attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Articles of Organization of Rift Cyber LLC filed with the Nevada Secretary of State on March 21, 2025.
10.2	Intellectual Property Assignment Agreement dated April 1, 2025.
99.1	Press Release published on April 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKEYE SYSTEMS, INC.

Date: April 4, 2025	By:	/s/ Corby Marshall
	Name:	Corby Marshall
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Articles of Organization of Rift Cyber LLC filed with the Nevada Secretary of State on March 21, 2025.
10.2	Intellectual Property Assignment Agreement dated April 1, 2025.
99.1	Press Release published on April 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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